Restricted Unit Agreements	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
Restricted Unit Agreements
9.	Restricted Unit Agreements

Effective November 13, 2009, the Company entered into restricted unit agreements with an employee and consultants. Under separate and individual restricted unit agreements, the eligible employee and consultants are granted units which vest over a specified period of time. Each unit entitles the holder to an equity ownership in the Company. The restricted units are accounted for as liability awards, which require remeasurement each reporting period, as a result of the existence of a call option that permits the Company to repurchase the awards at a fixed amount that could be above or below fair market value of the units. Prior to November 13, 2012, the Company had the ability to exercise the call option at a specified amount. Subsequently, the Company’s call right is at fair market value. As of December 31, 2013, the remaining liability recorded for the restricted units represented fair value. Management established an estimated fair value for issued units based upon an income approach prior to December 31, 2013. The income approach requires use of internal business plans that are based on judgments and estimates regarding future economic conditions, costs, inflation rates and discount rates, among other factors. At December 31, 2013, in connection with the Rice Energy IPO, a market approach was used.

During 2012, REA exercised its option to repurchase all of the 2,000 Class B restricted units. A summary of the change in vested restricted units is as follows:

Restricted Units
Class A and Class B restricted units
Vested restricted units	4,000
Repurchased Class B restricted units	(2,000)

Vested restricted units as of December 31, 2012	2,000
Repurchased Class B restricted units	—

Vested restricted units as of December 31, 2013	2,000